Exhibit 10.2

Carl S. Rubin

MICHAELS STORES, INC.
2006 EQUITY INCENTIVE PLAN

Form of Restricted Stock Award Agreement

Michaels Stores, Inc.
8000 Bent Branch Drive
Irving, Texas 75063

Attn:       Michael J. Veitenheimer

Ladies and Gentlemen:

The undersigned (i) acknowledges that he or she has received an award (the “Award”) of restricted stock from Michaels Stores, Inc. (the “Company”) under the Michaels Stores, Inc. 2006 Equity Incentive Plan (the “Plan”), subject to the terms set forth below and in the Plan; (ii) further acknowledges receipt of a copy of the Plan as in effect on the date hereof; and (iii) agrees with the Company as follows:

1.                                      Effective Date.  This Agreement shall take effect as of March 18, 2013, which is the date of grant of the Award.

2.                                      Shares Subject to Award.  The Award consists of 200,000 shares (the “Shares”) of common stock of the Company (“Stock”).  The undersigned’s rights to the Shares are subject to the restrictions described in this Agreement and the Plan (which is incorporated herein by reference with the same effect as if set forth herein in full) in addition to such other restrictions, if any, as may be imposed by law.

3.                                      Meaning of Certain Terms.  Except as otherwise expressly provided, all terms used herein shall have the same meaning as in the Plan.  The term “vest” as used herein with respect to any Share means the lapsing of the restrictions described herein with respect to such Share.

4.                                      Nontransferability of Shares.  The Shares acquired by the undersigned pursuant to this Agreement shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except as provided below and in the Plan.

5.                                      Vesting of Shares.  The shares acquired hereunder shall vest in accordance with the provisions of this Paragraph 5 and applicable provisions of the Plan, as follows: one-fifth of the Shares on each of the first through fifth anniversaries of the effective date set forth in Paragraph 1 above.  Notwithstanding the foregoing, no shares shall vest on any vesting date specified above unless the undersigned is then, and since the date of grant has continuously been, employed by the Company or its subsidiaries.

6.                                      Forfeiture Risk.  Except as provided in Paragraph 5 above, if the undersigned ceases to be employed by the Company and its subsidiaries for any reason, any then outstanding and unvested Shares acquired by the undersigned hereunder shall be automatically and immediately forfeited.  The undersigned hereby (i) appoints the Company as the attorney-in-fact of the undersigned to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Shares hereunder, one or more stock powers, endorsed in blank, with respect to such Shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Shares that are forfeited hereunder.

7.                                      Retention of Certificates.  Any certificates representing unvested Shares shall be held by the Company.  If unvested Shares are held in book entry form, the undersigned agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.

8.                                      Effect of Certain Transactions.  In the event of a Change of Control (as defined in the Stockholders Agreement), all then outstanding and unvested Shares acquired by the undersigned hereunder shall automatically and immediately vest.

9.                                      Joinder to Agreements.  The undersigned acknowledges and agrees that the Shares acquired hereunder will be subject to the Stockholders Agreement and to the Registration Rights Agreement and the transfer and other restrictions, rights, and obligations set forth in those agreements.  By executing this Agreement, the undersigned hereby becomes a party to and bound by the Stockholders Agreement and the Registration Rights Agreement as a Manager (as such term is defined in those agreements), without any further action on the part of the undersigned, the Company or any other Person.

10.                               Legend.  Any certificates representing unvested Shares shall be held by the Company, and any such certificate shall contain a legend substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE MICHAELS STORES, INC. 2006 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND MICHAELS STORES, INC.  COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF MICHAELS STORES, INC.

As soon as practicable following the vesting of any such Shares the Company shall cause a certificate or certificates covering such Shares, without the aforesaid legend, to be issued and delivered to the undersigned.  If any Shares are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such Shares.

11.                               Dividends, etc..  The undersigned shall be entitled to (i) receive any and all dividends or other distributions paid with respect to those Shares of which he is the record owner on the record date for such dividend or other distribution, and (ii) vote any Shares of which he is the record owner on the record date for such vote; provided, however, that any property distributed with respect to a share of Stock (the “associated share”) acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall, except as the Administrator may otherwise determine, be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited;  and further provided, that the Administrator may require that any cash distribution with respect to the Shares other than a normal cash dividend be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.  References in this Agreement to the Shares shall refer, mutatis mutandis, to any such restricted amounts.

12.                               Sale of Vested Shares.  The undersigned understands that he will be free to sell any Share once it has vested, subject to (i) satisfaction of any applicable tax withholding requirements with respect to the vesting or transfer of such Share; (ii) the completion of any administrative steps (for example, but without limitation, the transfer of certificates) that the Company may reasonably impose; (iii) applicable requirements of federal and state securities laws; (iv) the Stockholders Agreement and (v) the Registration Rights Agreement.

13.                               Certain Tax Matters.  The undersigned expressly acknowledges the following:

a.                                      The undersigned has been advised to confer promptly with a professional tax advisor to consider whether the undersigned should make a so-called “83(b) election” with respect to the Shares.  Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the date of this Award.  The Company has made no recommendation to the undersigned with respect to the advisability of making such an election.

b.                                      The award or vesting of the Shares acquired hereunder, and the payment of dividends with respect to such Shares, may give rise to “wages” subject to withholding.  The undersigned expressly acknowledges and agrees that his rights hereunder are subject to his promptly paying to the Company in cash (or by such other means as may be acceptable to the Company in its discretion, including, if the Administrator so determines, by the delivery of previously acquired Stock or shares of Stock acquired hereunder or by the withholding of amounts from any payment hereunder) all taxes required to be withheld in connection with such award, vesting or payment.

Very truly yours,

/s/ Carl S. Rubin
Carl S. Rubin

Dated:  March 18, 2013

The foregoing Restricted Stock Award Agreement is hereby accepted:

MICHAELS STORES, INC.

By:	/s/ Michael J. Veitenheimer
Michael J. Veitenheimer
SVP, General Counsel & Secretary

Carl S. Rubin

MICHAELS STORES, INC.
2006 EQUITY INCENTIVE PLAN

Form of Restricted Stock Award Agreement

Michaels Stores, Inc.
8000 Bent Branch Drive
Irving, Texas 75063

Attn:       Michael J. Veitenheimer

Ladies and Gentlemen:

The undersigned (i) acknowledges that he or she has received an award (the “Award”) of restricted stock from Michaels Stores, Inc. (the “Company”) under the Michaels Stores, Inc. 2006 Equity Incentive Plan (the “Plan”), subject to the terms set forth below and in the Plan; (ii) further acknowledges receipt of a copy of the Plan as in effect on the date hereof; and (iii) agrees with the Company as follows:

1.                                      Effective Date.  This Agreement shall take effect as of March 18, 2013, which is the date of grant of the Award.

2.                                      Shares Subject to Award.  The Award consists of 26,483 shares (the “Shares”) of common stock of the Company (“Stock”).  The undersigned’s rights to the Shares are subject to the restrictions described in this Agreement and the Plan (which is incorporated herein by reference with the same effect as if set forth herein in full) in addition to such other restrictions, if any, as may be imposed by law.

3.                                      Meaning of Certain Terms.  Except as otherwise expressly provided, all terms used herein shall have the same meaning as in the Plan.  The term “vest” as used herein with respect to any Share means the lapsing of the restrictions described herein with respect to such Share.

4.                                      Nontransferability of Shares.  The Shares acquired by the undersigned pursuant to this Agreement shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except as provided below and in the Plan.

5.                                      Vesting of Shares.  The shares acquired hereunder shall vest in accordance with the provisions of this Paragraph 5 and applicable provisions of the Plan, as follows: one-fifth of the Shares on each of the first through fifth anniversaries of the effective date set forth in Paragraph 1 above.  Notwithstanding the foregoing, no shares shall vest on any vesting date specified above unless the undersigned is then, and since the date of grant has continuously been, employed by the Company or its subsidiaries.

6.                                      Forfeiture Risk.  Except as provided in Paragraph 5 above, if the undersigned ceases to be employed by the Company and its subsidiaries for any reason, any then outstanding and unvested Shares acquired by the undersigned hereunder shall be automatically and immediately forfeited.  The undersigned hereby (i) appoints the Company as the attorney-in-fact of the undersigned to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Shares hereunder, one or more stock powers, endorsed in blank, with respect to such Shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Shares that are forfeited hereunder.

7.                                      Retention of Certificates.  Any certificates representing unvested Shares shall be held by the Company.  If unvested Shares are held in book entry form, the undersigned agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.

8.                                      Effect of Certain Transactions.  In the event of a Change of Control (as defined in the Stockholders Agreement), all then outstanding and unvested Shares acquired by the undersigned hereunder shall automatically and immediately vest.

9.                                      Joinder to Agreements.  The undersigned acknowledges and agrees that the Shares acquired hereunder will be subject to the Stockholders Agreement and to the Registration Rights Agreement and the transfer and other restrictions, rights, and obligations set forth in those agreements.  By executing this Agreement, the undersigned hereby becomes a party to and bound by the Stockholders Agreement and the Registration Rights Agreement as a Manager (as such term is defined in those agreements), without any further action on the part of the undersigned, the Company or any other Person.

10.                               Legend.  Any certificates representing unvested Shares shall be held by the Company, and any such certificate shall contain a legend substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE MICHAELS STORES, INC. 2006 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND MICHAELS STORES, INC.  COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF MICHAELS STORES, INC.

As soon as practicable following the vesting of any such Shares the Company shall cause a certificate or certificates covering such Shares, without the aforesaid legend, to be issued and delivered to the undersigned.  If any Shares are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such Shares.

11.                               Dividends, etc..  The undersigned shall be entitled to (i) receive any and all dividends or other distributions paid with respect to those Shares of which he is the record owner on the record date for such dividend or other distribution, and (ii) vote any Shares of which he is the record owner on the record date for such vote; provided, however, that any property distributed with respect to a share of Stock (the “associated share”) acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall, except as the Administrator may otherwise determine, be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited;  and further provided, that the Administrator may require that any cash distribution with respect to the Shares other than a normal cash dividend be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.  References in this Agreement to the Shares shall refer, mutatis mutandis, to any such restricted amounts.

12.                               Sale of Vested Shares.  The undersigned understands that he will be free to sell any Share once it has vested, subject to (i) satisfaction of any applicable tax withholding requirements with respect to the vesting or transfer of such Share; (ii) the completion of any administrative steps (for example, but without limitation, the transfer of certificates) that the Company may reasonably impose; (iii) applicable requirements of federal and state securities laws; (iv) the Stockholders Agreement and (v) the Registration Rights Agreement.

13.                               Certain Tax Matters.  The undersigned expressly acknowledges the following:

a.                                      The undersigned has been advised to confer promptly with a professional tax advisor to consider whether the undersigned should make a so-called “83(b) election” with respect to the Shares.  Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the date of this Award.  The Company has made no recommendation to the undersigned with respect to the advisability of making such an election.

b.                                      The award or vesting of the Shares acquired hereunder, and the payment of dividends with respect to such Shares, may give rise to “wages” subject to withholding.  The undersigned expressly acknowledges and agrees that his rights hereunder are subject to his promptly paying to the Company in cash (or by such other means as may be acceptable to the Company in its discretion, including, if the Administrator so determines, by the delivery of previously acquired Stock or shares of Stock acquired hereunder or by the withholding of amounts from any payment hereunder) all taxes required to be withheld in connection with such award, vesting or payment.

Very truly yours,

/s/ Carl S. Rubin
Carl S. Rubin

Dated:  March 18, 2013

The foregoing Restricted Stock Award Agreement is hereby accepted:

MICHAELS STORES, INC.

By:	/s/ Michael J. Veitenheimer
Michael J. Veitenheimer
SVP, General Counsel & Secretary